UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2022

OASIS PETROLEUM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-9500

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 28, 2022, Oasis Petroleum Inc. (“Oasis” or the “Company”) held a special meeting of the Company’s stockholders (the “Company Special Meeting”). At the Company Special Meeting, the Company’s stockholders voted on and approved (i) a proposal to approve the issuance of shares of the Company’s common stock, par value $0.01 per share (the “Oasis Stock Issuance Proposal”), to the stockholders of Whiting Petroleum Corporation (“Whiting”) in connection with and pursuant to that certain Agreement and Plan of Merger, dated as of March 7, 2022, by and among Oasis, Ohm Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Oasis, New Ohm LLC, a Delaware limited liability company and a wholly owned subsidiary of Oasis, and Whiting (the “Merger Agreement”) and (ii) a proposal to amend the Amended and Restated Certificate of Incorporation of Oasis (the “Oasis Charter Amendment Proposal,” and together with the Oasis Stock Issuance Proposal, the “Company Proposals”) to increase the number of authorized shares of Oasis common stock from 60,000,000 shares to 120,000,000 in connection with and pursuant to the transactions contemplated by the Merger Agreement.

Prior to the Company Special Meeting, the Company delivered a definitive joint proxy statement/prospectus (the “Joint Proxy Statement”) to its stockholders describing the Company Special Meeting, the Company Proposals, the merger between the Company and Whiting (the “Merger”) and related information. The Joint Proxy Statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 24, 2022.

At the Company Special Meeting, each of the Company Proposals was approved by the affirmative vote of a majority of votes cast by Company stockholders entitled to vote thereon and present or represented by proxy at the Company Special Meeting.

As disclosed in the Joint Proxy Statement, as of the close of business on May 18, the record date for the Company Special Meeting, there were 19,627,681 shares of Company Common Stock outstanding and entitled to vote. 16,925,762 shares of Company Common Stock were represented in person or by proxy at the Company Special Meeting, which constituted a quorum to conduct business at the meeting. The following are the final voting results on each Company Proposal, which are more fully described in the Joint Proxy Statement.

The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to each Company Proposal presented at the Company Special Meeting was:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Oasis Stock Issuance Proposal	16,859,244	9,565	56,953	0
Oasis Charter Amendment Proposal	16,648,785	275,834	1,143	0

Item 8.01	Other Events

On June 28, 2022, Whiting held a special meeting in lieu of the 2022 annual meeting of Whiting stockholders (the “Whiting Special Meeting”). At the Whiting Special Meeting, the Whiting stockholders voted to approve and adopt the Merger Agreement (such proposal the “Whiting Merger Proposal,” and together with the Company Proposals, the “Proposals”).

With the approval of the Proposals, the Company expects the closing of the Merger to occur on or about July 1, 2022, subject to the satisfaction or waiver of the remaining conditions to close, each of which by their nature cannot be satisfied until the closing.

The Company previously announced on June 16, 2022 that its board of directors had, subject to certain conditions, declared a special dividend of $15.00 per share of Company Common Stock (the “Special Dividend”). The payment of the Special Dividend is conditioned on the closing of the Merger and, if paid, will be payable to the Company’s stockholders of record as of June 29, 2022, the first business day following the date on which were the Proposals were approved.

Forward-Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding Whiting’s or Oasis’ industry, future events, the proposed transaction between Whiting and Oasis (the “proposed transaction”), the estimated or anticipated future results and benefits of the combined company following the proposed transaction, the near- and long-term success of the combined company following the proposed transactions, potential opportunities the combined company may have, the success of the combined company’s brand identity, anticipated timing of the closing of the proposed transaction, and other statements that are not historical facts. These statements are based on current expectations and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding Whiting’s and Oasis’ businesses and the proposed transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Whiting and Oasis; the effects of the business combination of Whiting and Oasis, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed transaction.

Additional factors that could cause results to differ materially from those described above can be found in Whiting’s Annual Report on Form 10-K for the year ended December 31, 2021, as amended, which is on file with the SEC and available on Whiting’s website at www.whiting.com under the “Investor Relations” tab, and in other documents Whiting files with the SEC, including the Registration Statement; and in Oasis’ Annual Report on Form 10-K for the year ended December 31, 2021, which is on file with the SEC and available on Oasis’ website at www.oasispetroleum.com under the “Investors” tab, and in other documents Oasis files with the SEC, including the Registration Statement.

Important Additional Information

This communication is being made in respect of the proposed transaction involving Whiting and Oasis. The proposed transaction was submitted to stockholders of Whiting and stockholders of Oasis for their consideration and approval at a special meeting of the respective stockholders of each. In connection with the proposed transaction, Oasis has filed materials with the SEC including a Registration Statement on Form S-4 of Oasis (the “Registration Statement”) that includes a joint proxy statement/prospectus that was distributed to the stockholders of Whiting and the stockholders of Oasis in connection with the solicitation of proxies for the vote of the respective stockholders of each in connection with the proposed transaction and other matters as described in such proxy statement. After the Registration Statement was declared effective by the SEC, Whiting and Oasis mailed a definitive joint proxy statement/prospectus (the “Definitive Proxy Statement”) and other relevant documents to their respective stockholders as of the record date established for voting on the proposed transaction. Investors and security holders of Whiting and Oasis were each advised to read the Registration Statement and any amendments thereto, the Definitive Proxy Statement and other relevant documents filed by Whiting and Oasis with the SEC in connection with Whiting’s and Oasis’ solicitation of proxies for their respective special meetings of stockholders that was held to approve the proposed transaction, because the Registration Statement, the Definitive Proxy Statement and such other relevant documents contain important information about the proposed transaction and the parties to the proposed transaction. Stockholders can also obtain copies of the Registration Statement, the Definitive Proxy Statement and other relevant documents filed by Whiting and Oasis with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by Whiting are available free of charge at Whiting’s website at www.whiting.com under the “Investor Relations” tab or by directing a request to: Investor Relations Department at (303) 837-1661 or BrandonD@whiting.com. Copies of documents filed with the SEC by Oasis are available free of charge at Oasis’ website at www.oasispetroleum.com under the “Investors” tab or by directing a request to: Oasis’ Investor Relations Department at (281) 404-9600 or ir@oasispetroleum.com.

Participants in the Solicitation

Whiting, Oasis and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Whiting’s stockholders and Oasis’ stockholders in connection with the transaction. Information regarding the executive officers and directors of Oasis is included in its definitive proxy statement for its 2021 annual meeting filed with the SEC on March 18, 2021. Information regarding the executive officers and directors of Whiting is included in its definitive proxy statement for its 2021 annual meeting filed with the SEC on March 29, 2021. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, are set forth in the Registration Statement, the joint proxy statement/prospectus and other materials filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OASIS PETROLEUM INC.

Dated: June 28, 2022

	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos Executive Vice President, General Counsel and Corporate Secretary

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